UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

August 1, 2019
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
---------------------------------	------------------------	----------------------
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
----------------------------------------------------	-----------------
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
------------------------------
(Registrant's Telephone Number, Including Area Code)

Not Applicable
---------------------------
(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Atmos Energy Corporation today announced that its Board of Directors has appointed J. Kevin Akers, its current Executive Vice President, to become President and CEO and a member of the Board effective October 1, 2019. Michael E. Haefner has announced his intention to step down from the positions of President and Chief Executive Officer effective September 30, 2019 due to health considerations.
Mr. Haefner, 59, will remain with the Company through his retirement on January 1, 2020. He will also step down from the Board effective January 1, 2020.
Mr. Akers, 56, joined the Company nearly 29 years ago and has served in multiple leadership roles, including President of the Company’s Mississippi Division from 2002 through 2007 and President of the Company’s Kentucky/Mid States Division from 2007 until his promotion to Senior Vice President, Safety and Enterprise Services and member of the company’s Management Committee effective January 1, 2017. He was promoted to Executive Vice President in November 2018. Mr. Akers holds a bachelor’s degree in petroleum engineering from the University of Alabama.
Although Atmos Energy is not a party to any employment agreement with Mr. Akers, beginning October 1, 2019, in connection with his promotion, he will receive an increase in base salary from $475,000 to $850,000. His target annual bonus will increase to 100% of base salary, and his long-term incentive award target will increase to 250% of his base salary.
Kim R. Cocklin, 68, will continue as Executive Chairman of the Board. Mr. Cocklin’s annual base salary will be increased from $700,000 to $850,000.
Item 7.01    Regulation FD Disclosure.
On August 7, 2019, the Company issued a press release announcing certain of the matters disclosed above under Item 5.02. A copy of the press release is furnished as Exhibit 99.1.
Also on August 7, 2019, Michael E. Haefner, President and CEO of Atmos Energy Corporation, sent a letter to his colleagues regarding the Company’s management transition. A copy of the letter is furnished as Exhibit 99.2.
The information furnished in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release issued by the Company on August 7, 2019
99.2	Letter dated August 7, 2019 from Michael E. Haefner to Employees of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE:	August 7, 2019	By: /s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel
and Corporate Secretary

3